SEP 22 2010

STATE OF SOUTH CAROLINA
SECRETARY OF STATE

Jim Miles
SECRETARY OF STATE
FILED
DEC 2 0 1994
AM PM
7 8 9 10 11 12 1 2 3 4 5 6

# ARTICLES OF INCORPORATION

1. The name of the proposed corporation is Aiken Regional Medical Centers, Inc.

2. The initial registered office of the corporation is c/o C T CORPORATION SYSTEM, 75 Beattie Pl., Two Insignia Financial Plaza (Street & Number), Greenville (City), Greenville (County) 29601 (Zip Code)
and the initial registered agent as such address is C T CORPORATION SYSTEM

3. The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

   a. ☒ If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 1,000.
   b. ☐ The corporation is authorized to issue more than one class of shares:

| Class of Shares | Authorized No. of Each Class |
|---|---|
| | |
| | |
| | |

The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows: NONE

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See §33-1-230(b)): ______________.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See §33-2--102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code): NONE

(S. C. - 337 - 12/7/92)

94-025380BC

6. The name and address of each incorporator is as follows (only one is required);

| Name | Address | Signature |
|---|---|---|
| Heather Reid | 1635 Market Street, Phila., PA 19103 | [signature] |
| VickiAnn Owens | 1635 Market Street, Phila., PA 19103 | [signature] |

7. I, Charles E. McDonald, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

Date 12/14/94

[signature]
(Signature)

Charles E. McDonald, Jr.
(Type or Print Name)

Address 75 Beattie Place
Two Insignia Financial Plaza
Greenville, SC 29601

## FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Schedule of Fees - payable at time of filing this document

| | |
|---|---|
| Fee for filing Application - payable to Secretary of State | $ 10.00 |
| Filing Tax - Payable to Secretary of State | 100.00 |
| Miniumum License Fee - payable to SC Tax Commission | 25.00 |

4. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See §12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

Form Approved by South Carolina
Secretary of State 1/89